Exhibit 4.2

Execution Version

ZOETIS INC.

FOURTH SUPPLEMENTAL INDENTURE

Dated as of August 20, 2018

Floating Rate Senior Notes due 2021

3.250% Senior Notes due 2021

3.900% Senior Notes due 2028

4.450% Senior Notes due 2048

(Fourth Supplemental Indenture to the Indenture Dated as of January 28, 2013)

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Trustee

i

FOURTH SUPPLEMENTAL INDENTURE

FOURTH SUPPLEMENTAL INDENTURE (this “Fourth Supplemental Indenture”), dated as of August 20, 2018, between Zoetis Inc., a Delaware corporation (the “Company”), and Deutsche Bank Trust Company Americas, a New York banking corporation, as Trustee (the “Trustee”).

RECITALS:

WHEREAS, the Company and the Trustee executed and delivered an Indenture, dated as of January 28, 2013 (the “Indenture”), to provide for the issuance by the Company from time to time of Securities to be issued in one or more series as provided in the Indenture;

WHEREAS, the issuance and sale of $300,000,000 aggregate principal amount of a new series of the Securities of the Company designated as its Floating Rate Senior Notes due 2021 (the “Floating Rate Notes”), $300,000,000 aggregate principal amount of a new series of the Securities of the Company designated as its 3.250% Senior Notes due 2021 (the “2021 Notes”), $500,000,000 aggregate principal amount of a new series of the Securities of the Company designated as its 3.900% Senior Notes due 2028 (the “2028 Notes”) and $400,000,000 aggregate principal amount of a new series of the Securities of the Company designated as its 4.450% Senior Notes due 2048 (the “2048 Notes” and, together with the 2021 Notes and the 2028 Notes, the “Fixed Rate Notes” and the Floating Rate Notes together with the Fixed Rate Notes, the “Notes”) have been authorized by resolutions adopted by the Board of Directors of the Company;

WHEREAS, the Company desires to issue and sell $1,500,000,000 aggregate principal amount of the Notes on the date hereof;

WHEREAS, Sections 2.01 and 10.01 of the Indenture provide that the Company, when authorized by a Board Resolution, and the Trustee may amend or supplement the Indenture to provide for the issuance of and to establish the form or terms and conditions of Securities of any series as permitted by the Indenture;

WHEREAS, the Company desires to establish the form, terms and conditions of the Notes; and

WHEREAS, all things necessary to make this Fourth Supplemental Indenture a legal, valid and binding supplement to the Indenture according to its terms and the terms of the Indenture have been done;

NOW, THEREFORE, for and in consideration of the premises stated herein and the purchase of the Notes by the Holders thereof, the parties hereto hereby enter into this Fourth Supplemental Indenture, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE I.

DEFINITIONS

Section 1.01. Certain Terms Defined in the Indenture; Additional Terms. For purposes of this Fourth Supplemental Indenture, all capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Indenture, as amended hereby. The following capitalized terms used herein shall be defined accordingly:

“Agent Member” means a member of, or a participant in, the Depository.

“Certificated Note” means a Note in registered certificated form.

“DTC Legend” means the legend set forth in Exhibit E.

“Global Note” means a Note in registered global form.

“Interest Period” means the period from the Issue Date to, but excluding, the first Interest Payment Date and then from, and including, the immediately preceding Interest Payment Date to, but excluding, the next Interest Payment Date or Maturity Date, as the case may be.

“Issue Date” means the date on which the Notes are originally issued under this Fourth Supplemental Indenture.

“Securities Act” means the Securities Act of 1933, as amended.

Section 1.02. Definitions Incorporated into the Indenture. For the benefit of the Holders of the Notes, Section 1.01 of the Indenture shall be amended by adding the following new definitions:

“Accrued Interest” means the amount of accrued interest that the Company shall pay with respect to the Floating Rate Notes for any Interest Period, which shall be calculated by multiplying the face amount of the Floating Rate Notes then outstanding by the Accrued Interest Factor

“Accrued Interest Factor” means the sum of the Interest Factor calculated for each day from the Issue Date, or from the last date for which the Company paid interest to the Holders of the Floating Rate Notes, to, but excluding, the date for which Accrued Interest is being calculated.

“Additional Notes” shall have the meaning set forth in Section 2.06(b) of this Fourth Supplemental Indenture.

“Below Investment Grade Rating Event” means Notes are rated below Investment Grade Rating by both of the Rating Agencies on any date commencing upon the first public notice by the Company of the occurrence of a Change of Control and ending 60 days following consummation of such Change of Control (which period shall be extended up to an additional 60 days, so long as the rating of the Notes is under publicly announced consideration for possible downgrade by either of the Rating Agencies); provided that a Below Investment Grade Rating

Event will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Triggering Event) if each Rating Agency making the reduction in rating does not publicly announce or confirm or inform the Company in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the Change of Control.

“Calculation Agent” means the Calculation Agent appointed by the Company pursuant to the Calculation Agency Agreement between the Company and Deutsche Bank Trust Company Americas, dated as of the date hereof, or any successor thereto appointed by the Company.

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the assets of the Company and the assets of its Subsidiaries, taken as a whole, to one or more “persons” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than to the Company or one of its Subsidiaries); (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act ) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the outstanding voting stock of the Company or other voting stock into which the voting stock of the Company is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; provided, however, that a transaction will not be deemed to involve a Change of Control if (a) the Company becomes a direct or indirect wholly owned subsidiary of a holding company and (b) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the voting stock of the Company immediately prior to that transaction; (3) the Company consolidates with, or merges with or into, any “person” or “group” (as that term is used in Section 13(d)(3) of the Exchange Act) or any such person or group consolidates with, or merges with or into, the Company, in either case, pursuant to a transaction in which any of the Company’s outstanding voting stock or the voting stock of such other person is converted into or exchanged for cash, securities or other property, other than pursuant to a transaction in which shares of the voting stock of the Company outstanding immediately prior to the transaction constitute, or are converted into or exchanged for, a majority of the voting stock of the surviving person immediately after giving effect to such transaction; (4) the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors; or (5) the adoption of a plan relating to the Company’s liquidation or dissolution; provided that for purposes of this definition “voting stock” means with respect to any specified person (as that term is used in Section 13(d)(3) of the Exchange Act) capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such person, even if the right to vote has been suspended by the happening of such a contingency.

“Change of Control Offer” shall have the meaning set forth in Section 3.09 of the Indenture.

“Change of Control Payment” shall have the meaning set forth in Section 3.09 of the Indenture.

“Change of Control Payment Date” shall have the meaning set forth in Section 3.09 of the Indenture.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Comparable Treasury Issue” means, for any series of Fixed Rate Notes, the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Fixed Rate Notes of such series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of the Fixed Rate Notes of such series.

“Comparable Treasury Price” means, with respect to any Redemption Date, and series of Fixed Rate Notes to be redeemed, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, (B) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of such quotations, or (C) if only one such Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Consolidated Net Tangible Assets” means the aggregate amount of assets after deducting (a) all current liabilities (excluding any indebtedness maturing within 12 months of the end of the most recent quarter for which financial statements are available) and (b) all goodwill, trade names, patents, unamortized debt discount and expense and any other like intangibles.

“Continuing Director” means, as of any date of determination, any member of the Board of Directors of the Company who (1) was a member of such Board of Directors on the date the Notes were originally issued, or (2) was nominated for election, or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of the Board of Directors of the Company at the time of such nomination or election (either by a specific vote or by approval of the proxy statement of the Company in which such member was named as a nominee for election as a director).

“Debt” of any Person means (a) all obligations of such Person for borrowed money, or evidenced by bonds, debentures, notes or other similar instruments (other than any such obligations to the extent that (i) the liability of such Person is limited solely to the property or asset financed by such obligations or (ii) such obligations result from the requirement to return collateral posted to such Person by a counterparty pursuant to one or more hedging contracts or other similar risk management contracts) and (b) all Debt of others guaranteed by such Person.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”

“Index Maturity” means three months.

“Initial Lien” shall have the meaning set forth in Section 5.05 of the Indenture.

“Interest Determination Date” means, for an Interest Period with respect to the Floating Rate Notes, the second London Business Day preceding the relevant Interest Reset Date.

“Interest Factor” means, for each day, the quotient of the per annum interest rate applicable to such day divided by 360.

“Interest Reset Date” means August 20, 2018 and each Interest Payment Date of the Floating Rate Notes thereafter.

“Investment Grade Rating” means a rating by Moody’s equal to or higher than Baa3 (or the equivalent under a successor rating category of Moody’s) or a rating by S&P equal to or higher than BBB- (or the equivalent under any successor rating category of S&P).

“LIBOR” shall be determined by the Calculation Agent in accordance with the following provisions:

(a) With respect to any Interest Period, LIBOR shall be the rate (expressed as a percentage per annum) for deposits in United States dollars having a maturity of the Index Maturity commencing on the first day of the applicable Interest Period that appears on Reuters Screen LIBOR01 Page as of 11:00 a.m., London time, on that Interest Determination Date. If no rate appears, LIBOR for that Interest Determination Date shall be determined in accordance with the provisions described in (b) below.

(b) With respect to an Interest Determination Date on which no rate appears on Reuters Screen LIBOR01 Page, as specified in (a) above, the Company shall request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Company, to provide the Calculation Agent with its offered quotation for deposits in United States dollars for the Index Maturity, commencing on the first day of the applicable interest period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Interest Determination Date shall be the arithmetic mean (rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards) of those quotations. If fewer than two quotations are provided, then LIBOR on the Interest Determination Date shall be the arithmetic mean (rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards) of the rates quoted at approximately 11:00 a.m., in The City of New York, on the Interest Determination Date by three major banks in The City of New York selected by the Company for loans in United States dollars to leading European banks, having an Index Maturity and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If, however, the banks selected by the Company are not providing quotations in the manner described by the previous sentence, LIBOR determined as of that Interest Determination Date shall be LIBOR in effect prior to that Interest Determination Date.

(c) Notwithstanding clause (b) above, if the Company determines that LIBOR has been permanently discontinued, the Calculation Agent will use, as a substitute for LIBOR (the “Alternative Rate”) and for each future Interest Determination Date, the alternative reference rate selected by the central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with accepted market practice. As part of such substitution, the Calculation Agent shall, after consultation with the Company, make such adjustments (“Adjustments”) to the Alternative Rate or the spread thereon, as well as the business day convention, Interest Determination Dates and related provisions and definitions, in each case that are consistent with accepted market practice for the use of such Alternative Rate for debt obligations such as the Floating Rate Notes. If the Calculation Agent determines, and following consultation with the Company, that there is no clear market consensus as to whether any rate has replaced LIBOR in customary market usage, (i) Deutsche Bank Trust Company Americas shall have the right to resign as Calculation Agent in respect of the Floating Rate Notes and (ii) the Company shall appoint, in its sole discretion, a new Calculation Agent to replace Deutsche Bank Trust Company Americas, solely in its role as Calculation Agent in respect of the Floating Rate Notes, to determine the Alternative Rate and make any Adjustments thereon, and whose determinations will be binding on the Company, the Trustee and the Holders of the Floating Rate Notes. If, however, the Company determines that LIBOR has been discontinued, but for any reason an Alternative Rate has not been determined, LIBOR shall be equal to such rate on the Interest Determination Date when LIBOR was last available on the Reuters Screen LIBOR01 Page, as determined by the Calculation Agent.

“Lien” means, with respect to any property of any Person, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property.

“London Business Day” means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

“Moody’s” means Moody’s Investors Service, Inc., and any successor to its rating agency business.

“Notes” shall have the meaning set forth in the preamble to this Fourth Supplemental Indenture.

“Permitted Liens” means (1) Liens existing on the date of this Fourth Supplemental Indenture or Liens existing on facilities of any Person at the time it becomes a Subsidiary of the Company; (2) Liens on property owned by a Person existing at the time such Person is merged with or into or consolidated with the Company or any of its Subsidiaries; provided that such Liens were in existence prior to the contemplation of such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with the Company or such Subsidiary; (3) Liens on property existing at the time of acquisition thereof by the Company or any of its Subsidiaries; provided that such Liens were in existence prior to the contemplation of such acquisition and do not extend to any property other than the property so acquired by the Company or such Subsidiary; (4) a Lien on any asset or improvement to any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring or improving (including constructing) such asset, if such Lien attaches to such asset concurrently with or within 12 months after its acquisition or improvement (including the completion of construction) and the principal amount of the Debt secured by such Lien, together with all other Debt secured by a Lien on such property, does not exceed the purchase price of such property or the cost of such improvement; (5) any Lien arising by reason of deposits with, or the giving of any form of security to, any governmental agency or any body created or approved by law or governmental regulation; (6) Liens securing Debt of a Restricted Subsidiary of the Company owed to the Company or another Restricted Subsidiary of the Company; (7) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any Lien referred to in clauses (1) through (6) above, inclusive, so long as (i) the principal amount of the Debt secured thereby does not exceed the principal amount of Debt so secured at the time of the extension, renewal or replacement (except that, where an additional principal amount of Debt is incurred to provide funds for the completion of a specific project, the additional principal amount, and any related financing costs, may be secured by the Lien as well) and (ii) the Lien is limited to the same property subject to the Lien so extended, renewed or replaced (and improvements on the property); and (8) Liens on any Principal Property not described in clauses (1) through (7) above securing Debt that, together with (i) the aggregate amount of all other outstanding Debt secured by all other Liens on Principal Property not described in clauses (1) through (7) above and (ii) the aggregate amount of Value in respect of all Sale and Leaseback Transactions that would otherwise be prohibited by Section 5.05 of the Indenture do not exceed 15% of the Company’s Consolidated Net Tangible Assets measured as of the end of the most recent quarter for which financial statements are available.

“Principal Property” means any building, structure or other facility together with the underlying land and its fixtures, used primarily for manufacturing, processing or production, owned in the United States and the net book value of such building, structure or other facility exceeds 2% of the Company’s Consolidated Net Tangible Assets measured as of the end of the most recent quarter for which financial statements are available; provided that no building, structure or other facility will be a Principal Property if, in the good faith opinion of the Board of Directors of the Company (or a committee thereof), such building, structure or other facility is not of material importance to the Company’s business taken as a whole.

“Rating Agencies” means (1) Moody’s and S&P; and (2) if either or both of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Company (as certified by a resolution of the Board of Directors of the Company) as a replacement agency for either Moody’s, S&P, or both of them, as the case may be.

“Reference Treasury Dealer” means (A) any of Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated (or their respective affiliates that are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer; (B) a Primary Treasury Dealer selected by MUFG Securities Americas Inc.; and (C) any other Primary Treasury Dealer(s) selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date of series of Fixed Rate Notes to be redeemed, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m. New York City time on the third Business Day preceding such Redemption Date.

“Restricted Subsidiary” means any of the Company’s Subsidiaries that owns a Principal Property.

“Reuters Screen LIBOR01 Page” means the display designated as the Reuters Screen LIBOR01 Page, or such other screen as may replace the Reuters Screen LIBOR01 Page on the service or successor service as may be nominated by the British Bankers’ Association for the purpose of displaying the London interbank offered rates for United States dollar deposits.

“S&P” means Standard & Poor’s Rating Services, a Standard & Poor’s Financial Services LLC business and any successor to its rating agency business.

“Sale and Leaseback Transaction” means any direct or indirect arrangement relating to property now owned or hereafter acquired whereby the Company or a Restricted Subsidiary transfers such property to another Person and the Company or a Restricted Subsidiary leases or rents it from such Person (other than (i) leases between the Company and a Restricted Subsidiary or between Restricted Subsidiaries, (ii) temporary leases for a term, including renewals at the option of the lessee, of not more than three years and (iii) leases of a property executed by the time of, or within 90 days after the latest of, the acquisition, the completion of construction or improvement, or the commencement of commercial operation of the property).

“Treasury Rate” means, with respect to any Redemption Date for any series of Fixed Rate Notes, the rate per annum equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for the applicable Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for such Redemption Date.

“Value” means, with respect to a Sale and Leaseback Transaction, an amount equal to the present value of the lease payments with respect to the term of the lease remaining on the date as of which the amount is being determined, without regard to any renewal or extension options contained in the lease, discounted at the weighted average interest rate of all series of Securities issued pursuant to the Indenture and having the benefit of the covenants described in Sections 5.05 and 5.06 of the Indenture (including the effective interest rate of any original issue discount Securities) which are outstanding on the date of such Sale and Leaseback Transaction.

Section 1.03. Reserved.

ARTICLE II.

FORM AND TERMS OF THE NOTES

Section 2.01. Form and Dating. (a) The Floating Rate Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit A attached hereto. The 2021 Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit B attached hereto. The 2028 Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit C attached hereto. The 2048 Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit D attached hereto. The Notes shall be executed on behalf of the Company by any Officer and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these Officers on the Notes may be manual or facsimile. The Notes may have notations, legends or endorsements required by law, stock exchange rules or usage. Each Note shall be dated the date of its authentication. The Notes shall be in denominations of $2,000 and higher integral multiples of $1,000 in excess thereof.

The terms and notations contained in the Notes shall constitute, and are hereby expressly made, a part of the Indenture as supplemented by this Fourth Supplemental Indenture and the Company and the Trustee, by their execution and delivery of this Fourth Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

(b) Each Global Note will bear the DTC Legend.

Section 2.02. Paying Agent; Depository. (a) The Company appoints the Trustee as the initial agent of the Company for the payment of the principal of (and premium, if any) and interest on the Notes, and the office of the Trustee located in the Borough of Manhattan, the City of New York, be and hereby is, designated as the office or agency where the Notes may be presented for payment and where notices to or demands upon the Company in respect of the Notes and the Indenture pursuant to which the Notes are to be issued may be served. The Company may at any time designate additional Paying Agents or rescind the designation of any Paying Agent or approve a change in the office through which the Paying Agent acts.

(b) The Depository shall initially be The Depository Trust Corporation (“DTC”) and any and all successors thereto appointed as Depository by the Company.

Section 2.03. Registration, Transfer and Exchange. (a) Each Global Note will be registered in the name of the Depository or its nominee and, so long as DTC is serving as the Depository thereof, will bear the DTC Legend.

(i) Each Global Note will be delivered to the Trustee as custodian for the Depository. Transfers of a Global Note (but not a beneficial interest therein) will be limited to transfers thereof in whole, but not in part, to the Depository, its successors or their respective nominees, except (y) as set forth in (iii) of this Section 2.03(a) and (z) transfers of portions thereof in the form of Certificated Notes may be made upon request of an Agent Member (for itself or on behalf of a beneficial owner) by written notice given to the Trustee by or on behalf of the Depository in accordance with customary procedures of the Depository and in compliance with this Section 2.03.

(ii) Agent Members will have no rights under the Indenture with respect to any Global Note held on their behalf by the Depository, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and Holder of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, the Depository or its nominee may grant proxies and otherwise authorize any Person (including any Agent Member and any Person that holds a beneficial interest in a Global Note through an Agent Member) to take any action which a Holder is entitled to take under the Indenture or the Notes, and nothing herein will impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any security.

(iii) If (x) the Depository notifies the Company that it is unwilling or unable to continue as Depository for a Global Note and a successor depositary is not appointed by the Company within 90 days of such notice or (y) an Event of Default has occurred and is continuing and the Trustee has received a written request from the Depository, the Trustee will promptly exchange each beneficial interest in the Global Note for one or more Certificated Notes in authorized denominations having an equal aggregate principal amount registered in the name of the owner of such beneficial interest, as identified to the Trustee by the Depository, and thereupon the Global Note will be deemed canceled.

(b) Each Certificated Note will be registered in the name of the Holder thereof or its nominee.

(c) (i) Global Note to Global Note. If a beneficial interest in a Global Note is transferred or exchanged for a beneficial interest in another Global Note, the Trustee will (y) record a decrease in the principal amount of the Global Note being transferred or exchanged equal to the principal amount of such transfer or exchange and (z) record a like increase in the principal amount of the other Global Note. Any beneficial interest in one Global Note that is transferred to a Person who takes delivery in the form of an interest in another Global Note, or exchanged for an interest in another Global Note, will, upon transfer or exchange, cease to be an interest in such Global Note and become an interest in the other Global Note and, accordingly, will thereafter be subject to all transfer and exchange restrictions, if any, and other procedures applicable to beneficial interests in such other Global Note for as long as it remains such an interest.

(ii) Global Note to Certificated Note. If a beneficial interest in a Global Note is transferred or exchanged for a Certificated Note, the Trustee will (y) record a decrease in the principal amount of such Global Note equal to the principal amount of such transfer or exchange and (z) deliver one or more new Certificated Notes in authorized denominations having an equal aggregate principal amount to the transferee (in the case of a transfer) or the owner of such beneficial interest (in the case of an exchange), registered in the name of such transferee or owner, as applicable.

(iii) Certificated Note to Global Note. If a Certificated Note is transferred or exchanged for a beneficial interest in a Global Note, the Trustee will (x) cancel such Certificated Note, (y) record an increase in the principal amount of such Global Note equal to the principal amount of such transfer or exchange and (z) in the event that such transfer or exchange involves less than the entire principal amount of the canceled Certificated Note, deliver to the Holder thereof one or more new Certificated Notes in authorized denominations having an aggregate principal amount equal to the untransferred or unexchanged portion of the canceled Certificated Note, registered in the name of the Holder thereof.

(iv) Certificated Note to Certificated Note. If a Certificated Note is transferred or exchanged for another Certificated Note, the Trustee will (x) cancel the Certificated Note being transferred or exchanged, (y) deliver one or more new Certificated Notes in authorized denominations having an aggregate principal amount equal to the principal amount of such transfer or exchange to the transferee (in the case of a transfer) or the Holder of the canceled Certificated Note (in the case of an exchange), registered in the name of such transferee or Holder, as applicable, and (z) if such transfer or exchange involves less than the entire principal amount of the canceled Certificated Note, deliver to the Holder thereof one or more Certificated Notes in authorized denominations having an aggregate principal amount equal to the untransferred or unexchanged portion of the canceled Certificated Note, registered in the name of the Holder thereof.

Notwithstanding anything to the contrary herein, with respect to each series of Notes, this Section 2.03 will become effective immediately after the authentication and delivery of Global Notes evidencing $300,000,000 aggregate principal amount of the Floating Rate Notes, $300,000,000 aggregate principal amount of the 2021 Notes, $500,000,000 aggregate principal amount of the 2028 Notes and $400,000,000 aggregate principal amount of the 2048 Notes, respectively.

Section 2.04. Reserved.

Section 2.05. Reserved.

Section 2.06. Terms of the Notes. The following terms relating to the Notes are hereby established:

(a) Title. The Floating Rate Notes shall constitute a series of Securities having the title “Floating Rate Senior Notes due 2021,” the 2021 Notes shall constitute a series of Securities having the title “3.250% Senior Notes due 2021,” the 2028 Notes shall constitute a series of Securities having the title “3.900% Senior Notes due 2028” and the 2048 Notes shall constitute a separate series of Securities having the title “4.450% Senior Notes due 2048.”

(b) Principal Amount. The aggregate principal amount of the Floating Rate Notes that may be initially authenticated and delivered under the Indenture (except for Floating Rate Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Floating Rate Notes pursuant to Sections 2.03, 2.06, 3.07 or 10.06 of the Indenture) shall be $300,000,000. The aggregate principal amount of the 2021 Notes that may be initially authenticated and delivered under the Indenture (except for 2021 Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other 2021 Notes pursuant to Sections 2.03, 2.06, 3.07 or 10.06 of the Indenture) shall be $300,000,000. The aggregate principal amount of the 2028 Notes that may be initially authenticated and delivered under the Indenture (except for 2028 Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other 2028 Notes pursuant to Sections 2.03, 2.06, 3.07 or 10.06 of the Indenture) shall be $500,000,000. The aggregate principal amount of the 2048 Notes that may be initially authenticated and delivered under the Indenture (except for 2048 Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other 2048 Notes pursuant to Sections 2.03, 2.06, 3.07 or 10.06 of the Indenture) shall be $400,000,000. The Company may from time to time, without the consent of the Holders of Notes of any series, issue additional Notes (in any such case “Additional Notes”) of any series having the same ranking and the same interest rate, maturity and other terms as the Notes of that series, except for the issue date, the public offering price and, in some cases, the first Interest Payment Date. Any Additional Notes of a series and the existing Notes of that series will constitute a single series under the Indenture and all references to the relevant Notes shall include the Additional Notes unless the context otherwise requires; provided that no Event of Default with respect to the Notes shall have occurred and be continuing; provided further that if any such Additional Securities are not fungible with the Notes for U.S. federal income tax purposes, such Additional Securities shall have a separate CUSIP number and shall not constitute a single series with such Notes.

(c) Maturity Date. The entire outstanding principal of the Floating Rate Notes shall be payable on August 20, 2021, the entire outstanding principal of the 2021 Notes shall be payable on August 20, 2021, the entire outstanding principal of the 2028 Notes shall be payable on August 20, 2028 and the entire outstanding principal of the 2048 Notes shall be payable on August 20, 2048.

(d) Interest Rate.

(i) The rate at which the Floating Rate Notes shall bear interest shall be determined by the Calculation Agent and, for a particular Interest Period, will be a per annum rate, reset quarterly, equal to LIBOR, as determined on the relevant Interest Determination Date, plus 0.440%. The amount of Accrued Interest to be paid on the Floating Rate Notes for any Interest Period will be calculated by multiplying the face amount of the Floating Rate Notes then outstanding by the Accrued Interest Factor. The interest rate on the Floating Rate Notes shall in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application. All percentages resulting from any calculation of the interest rate on the Floating Rate Notes shall be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation on the Floating Rate Notes shall be rounded to the nearest cent (with one-half cent being rounded upwards). Upon request from any Holder of the Floating Rate Notes, the Calculation Agent shall provide the interest rate in effect for the Floating Rate Notes for the then current Interest Period and, if it has been determined, the interest rate to be in effect for the next Interest Period. The Interest Payment Dates for the Floating Rate Notes shall be February 20, May 20, August 20 and November 20 of each year, beginning November 20, 2018. Interest on the Floating Rate Notes will be computed on the basis of a 360-day year for the actual number of days elapsed.

(ii) The rate at which the 2021 Notes shall bear interest shall be 3.250% per annum, the rate at which the 2028 Notes shall bear interest shall be 3.900% per annum, and the rate at which the 2048 Notes shall bear interest shall be 4.450% per annum. The Interest Payment Dates for the Fixed Rate Notes shall be February 20 and August 20 of each year, beginning February 20, 2019. Interest on each series of Fixed Rate Notes will be computed on the basis of a 360-day year comprised of twelve 30-day months.

(iii) The date from which interest shall accrue on the Notes shall be August 20, 2018, or the most recent Interest Payment Date to which interest has been paid or provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, will be paid, in immediately available funds, to the Persons in whose names the Notes (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day) preceding such Interest Payment Date. Payment of principal and interest on the Notes will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest and principal on the Notes may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States of America.

(e) Currency. The currency of denomination of the Notes is United States Dollars. Payment of principal of and interest and premium, if any, on the Notes will be made in United States Dollars.

Section 2.07. Optional Redemption. (a) The provisions of Article 3 of the Indenture shall apply to the Notes.

(b) The Floating Rate Notes shall not be redeemable at the Company’s option prior to their stated maturity. For the benefit of the Holders of the Fixed Rate Notes, a new Section 3.08 shall be added to the Indenture as follows:

“Section 3.08. Notice to Holders; Redemption Price; etc.

(a) At any time and from time to time, the Fixed Rate Notes of each series will be redeemable, as a whole or in part, at the Company’s option, on at least 30 days, but not more than 60 days, prior notice mailed to the registered address of each holder of the Fixed Rate Notes of the applicable series, or by the Trustee for transmission to the Depository or its nominee at the written request and at the expense of the Company or such other notice method in accordance with the Indenture as determined by a resolution of the Board of Directors of the Company or a certificate executed by certain Officers of the Company, at a Redemption Price equal to the greater of (i) 100% of principal amount of the Fixed Rate Notes to be redeemed on the Redemption Date, and (ii) the sum of the present values of the remaining scheduled payments of interest and principal thereon on the Redemption Date (not including the amount of accrued and unpaid interest to, but excluding, the Redemption Date) discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate, as determined by the Reference Treasury Dealer, plus 10 basis points in the case of the 2021 Notes, 20 basis points in the case of the 2028 Notes and 25 basis points in the case of the 2048 Notes, plus, in the case of either (i) or (ii), accrued and unpaid interest to, but excluding, the Redemption Date; provided that the principal amount of any Fixed Rate Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000; provided further, however, that if the Company redeems the 2028 Notes on or after May 20, 2028, the Redemption Price will equal 100% of the principal amount of the 2028 Notes to be redeemed plus accrued and unpaid interest on the amount being redeemed to, but excluding, the Redemption Date; provided further, however, that if the Company redeems the 2048 Notes on or after February 20, 2048, the Redemption Price will equal 100% of the principal amount of the 2048 Notes to be redeemed plus accrued and unpaid interest on the amount being redeemed to, but excluding, the Redemption Date.

(b) On and after the Redemption Date for the Fixed Rate Notes of any series, interest will cease to accrue on the Fixed Rate Notes of such series or any portion thereof called for redemption, unless the Company defaults in the payment of the Redemption Price and accrued and unpaid interest. By 10:00 a.m. New York City time on, or before, the Redemption Date for the Fixed Rate Notes of such series, the Company will deposit with a Paying Agent, or the Trustee, funds sufficient to pay the Redemption Price of and accrued and unpaid interest on the Fixed Rate Notes to be redeemed on such date. If less than all of the Fixed Rate Notes of a series are to be redeemed, the Fixed Rate Notes of that series to be redeemed will be selected by the Trustee in accordance with the applicable procedures of DTC, in the case of Fixed Rate Notes represented by a global security, or by the Trustee by a method the Trustee deems to be fair and appropriate, in the case of Fixed Rate Notes that are not represented by a global security.”

(c) For the benefit of the Holders of the Notes, a new Section 3.09 shall be added to the Indenture as follows:

“Section 3.09. Repurchase of Notes Upon a Change of Control.

(a) If a Change of Control Triggering Event occurs with respect to the Notes, unless the Company shall have exercised its option to redeem the relevant series of Fixed Rate Notes in full as described in Section 3.08 of this Indenture, the Company shall be required to make an offer (the “Change of Control Offer”) to each Holder to repurchase all or any part (equal to $2,000 principal amount or a higher integral multiple of $1,000) of such Holder’s Notes on the terms set forth in this Section 3.09 and in the Notes. In the Change of Control Offer, the Company shall offer payment in cash equal to 101% of the aggregate principal amount of Notes to be repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to, but excluding, the date of repurchase (the “Change of Control Payment”). With respect to the Notes of each series, within 30 days following any Change of Control Triggering Event, the Company shall mail a notice to Holders of Notes of the applicable series, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”).

(b) On the Change of Control Payment Date, the Company shall, to the extent lawful:

(1) accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(2) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(3) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

(c) The Company shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer.

(d) The Company shall comply in all material respects with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with this Section 3.09, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 3.09 by virtue of any such conflict.”

Section 2.08. Reserved.

Section 2.09. Limitation on Liens. For the benefit of the Holders of the Notes, a new Section 5.05 shall be added to the Indenture as follows:

“The Company shall not, and shall not permit any Restricted Subsidiary to, create, assume or suffer to exist any Lien (an “Initial Lien”), other than Permitted Liens, on any Principal Property to secure any Debt of the Company or any Restricted Subsidiary unless it has made or will make effective provision whereby the Notes and any other debt securities of any series issued pursuant to the Indenture and having the benefit of this Section 5.05 will be secured by such Lien equally and ratably with (or prior to) all other Debt secured by such Lien. Any Lien created for the benefit of the Holders of the Notes and any other debt securities of any series issued pursuant to this Indenture and having the benefit of this Section 5.05 shall provide by its terms that such Lien will be automatically released and discharged upon the release and discharge of the applicable Initial Lien.”

Section 2.10. Limitation on Sale and Leaseback Transactions. For the benefit of the Holders of the Notes, a new Section 5.06 shall be added to the Indenture as follows:

“The Company shall not, and shall not permit any Restricted Subsidiary to, enter into any Sale and Leaseback Transaction covering any Principal Property, unless (i) pursuant to Section 5.05 of this Indenture, the Company or the Restricted Subsidiary would be entitled to incur Debt secured by a Lien on such Principal Property in a principal amount equal to the Value of such Sale and Leaseback Transaction without equally and ratably securing the Notes and any other debt securities of any series issued pursuant to the Indenture and having the benefit of this Section 5.06; or (ii) the Company or any Restricted Subsidiary, during the 270 days following the effective date of the Sale and Leaseback Transaction, applies an amount equal to the Value of such Sale and Leaseback Transaction to the voluntary retirement of long-term Debt of the Company or any Restricted Subsidiary or to the acquisition of one or more Principal Properties.”

ARTICLE III.

MISCELLANEOUS

Section 3.01. Trust Indenture Act Controls. If any provision of this Fourth Supplemental Indenture limits, qualifies or conflicts with another provision which is required to be included in this Fourth Supplemental Indenture by the Trust Indenture Act, the required provision shall control. If any provision of this Fourth Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Fourth Supplemental Indenture as so modified or to be excluded, as the case may be.

Section 3.02. Governing Law. This Fourth Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

Section 3.03. Multiple Counterparts. The parties may sign multiple counterparts of this Fourth Supplemental Indenture. Each signed counterpart shall be deemed an original, but all of them together represent one and the same Fourth Supplemental Indenture.

Section 3.04. Severability. Each provision of this Fourth Supplemental Indenture shall be considered separable and if for any reason any provision which is not essential to the effectuation of the basic purpose of this Fourth Supplemental Indenture or the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and a Holder shall have no claim therefor against any party hereto.

Section 3.05. Relation to Indenture. This Fourth Supplemental Indenture constitutes a part of the Indenture, the provisions of which (as modified by this Fourth Supplemental Indenture) shall apply to the series of Securities established by this Fourth Supplemental Indenture but shall not modify, amend or otherwise affect the Indenture insofar as it relates to any other series of Securities or modify, amend or otherwise affect in any manner the terms and conditions of the Securities of any other series.

Section 3.06. Ratification. The Indenture, as supplemented and amended by this Fourth Supplemental Indenture, is in all respects ratified and confirmed. The Indenture and this Fourth Supplemental Indenture shall be read, taken and construed as one and the same instrument. All provisions included in this Fourth Supplemental Indenture supersede any conflicting provisions included in the Indenture unless not permitted by law. The Trustee accepts the trusts created by the Indenture, as supplemented by this Fourth Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as supplemented by this Fourth Supplemental Indenture.

Section 3.07. Effectiveness. The provisions of this Fourth Supplemental Indenture shall become effective as of the date hereof.

Section 3.08. Trustee Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Fourth Supplemental Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof. In the performance of its obligations hereunder, the Trustee shall be provided with all rights, benefits, protections, indemnities and immunities afforded to it pursuant to the Indenture.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed as of the date first above written.

ZOETIS INC., as the Company

By:	/s/ Heidi C. Chen
Name: Heidi C. Chen
Title: Executive Vice President, General Counsel and Corporate Secretary

[Signature Page to Fourth Supplemental Indenture]

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Trustee

By:	Deutsche Bank National Trust Company

By:	/s/ Kathryn Fischer
Name: Kathryn Fischer
Title: Vice President

By:	/s/ Jeffrey Schoenfeld
Name: Jeffrey Schoenfeld
Title: Vice President

[Signature Page to Fourth Supplemental Indenture]

EXHIBIT A

Form of Floating Rate Senior Notes due 2021

ZOETIS INC.

Floating Rate Senior Notes due 2021

PRINCIPAL AMOUNT

No. 1	$[●]

CUSIP: 98978VAR4

ISIN: US98978VAR42

Zoetis Inc., a Delaware corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $[●], or such greater or lesser amount set forth in the attached Schedule of Increases and Decreases in Global Note, on August 20, 2021 (the “Maturity Date”) and to pay interest thereon from August 20, 2018 (the “Original Issue Date”) or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for. This Note shall bear interest for each period at a rate determined by the Calculation Agent, and, for a particular Interest Period, will be a per annum rate, reset quarterly, equal to three-month LIBOR, as determined on the relevant Interest Determination Date, plus 0.440%. The Interest Determination Date for an Interest Period will be the second London Business Day immediately preceding the first day of such Interest Period. Promptly upon determination, the Calculation Agent will inform the Trustee and the Company of the interest rate for the next Interest Period. Interest on this Note will be payable quarterly and in arrears on February 20, May 20, August 20 and November 20 of each year, beginning on November 20, 2018 (each, an “Interest Payment Date”) to the person in whose name such Note is registered at the close of business on the Record Date for such interest payment.

Payment of Interest. The interest so payable, and punctually paid or made available for payment, by 10:00 a.m. New York time, on any Interest Payment Date, will, as provided in the Indenture (defined below), be paid, in immediately available funds, to the Person in whose name this Note (or one or more predecessor securities) is registered at the close of business on the fifteenth calendar day (whether or not a Business Day), as the case may be, preceding such Interest Payment Date (the “Regular Record Date”). Any such interest not punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, may be paid to the Person in whose name this Note (or one or more predecessor securities) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Place of Payment. Payment of principal, premium, if any, and interest on this Note will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest, premium, if any, and principal on this Note may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States of America.

Time of Payment. In any case where any Interest Payment Date or the Maturity Date or any date fixed for repayment of the Notes shall not be a Business Day, then (notwithstanding any other provision of the Indenture or this Note), payment of principal or interest, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, the Maturity Date or the date so fixed for repayment, and no interest shall accrue in respect of the delay.

General. This Note is one of a duly authorized issue of Securities of the Company, issued and to be issued in one or more series under an indenture (the “Base Indenture”), dated as of January 28, 2013, between the Company and Deutsche Bank Trust Company Americas (herein called the “Trustee,” which term includes any successor Trustee under the Indenture with respect to a series of which this Note is a part), as supplemented by a Fourth Supplemental Indenture thereto, dated as of August 20, 2018 (the “Fourth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company and the Trustee. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. In the case of any conflict between this Note and the Indenture, the provisions of the Indenture shall control. This Note is one of a duly authorized series of Securities designated as “Floating Rate Senior Notes due 2021” (collectively, the “Notes”), initially limited in aggregate principal amount to $300,000,000.

Further Issuance. The Company may from time to time, without the consent of the Holders of the Notes, issue additional Securities (the “Additional Securities”) of this series having the same ranking and the same interest rate, maturity and other terms as the Notes. Any Additional Securities of this series and the Notes will constitute a single series under the Indenture and all references to the Notes shall include the Additional Securities unless the context otherwise requires; provided that no Event of Default with respect to the Notes shall have occurred and be continuing; provided further that if any such Additional Securities are not fungible with the Notes for U.S. federal income tax purposes, such Additional Securities shall have a separate CUSIP number and shall not constitute a single series with such Notes.

Events of Default. If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

Sinking Fund. The Notes are not subject to any sinking fund.

Repurchase upon a Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event with respect to the Notes, the Company shall be required to make an offer to repurchase the Notes on the terms set forth in the Indenture.

Restrictive Covenants. The Indenture contains certain covenants that, among other things, limit the ability of the Company and its Subsidiaries to create liens or the ability of the Company to consolidate, merge or sell, transfer or lease all or substantially all of its assets.

Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

Modification and Waivers; Obligations of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company, and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the outstanding Notes of each series affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding, on behalf of the Holders of all outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority in aggregate principal amount of the outstanding Securities of individual series to waive on behalf of all of the Holders of Securities of such individual series certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the currency, herein prescribed.

No Recourse Against Others. No director, officer, agent, employee, incorporator, stockholder, partner, member, or manager of the Company shall have any liability for any obligations of the Company under any Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

Limitation on Suits. As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 33% in principal amount of the outstanding Notes shall have made written request, and offered indemnity satisfactory to the Trustee, to the Trustee to institute such proceedings as Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the outstanding Notes a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Note on or after the respective due dates expressed herein.

Authorized Denominations. The Notes are issuable only in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Registration of Transfer or Exchange. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the register of the Notes maintained by the Security Registrar upon surrender of this Note for registration of transfer, at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations herein and therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes (except with respect to certain payments of Defaulted Interest), whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

ZOETIS INC., as the Company

By:
Name:
Title:

Attest:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture, as such is supplemented by the within-mentioned Fourth Supplemental Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:	Deutsche Bank National Trust Company

By:
Name:
Title:

Dated:

ASSIGNMENT FORM

I or we assign and transfer this Note to

(Print or type name, address and zip code of assignee or transferee)

(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint as agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:	Signed: (Sign exactly as name appears on the other side of this Note)

Signature Guarantee:	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

Dated:	Signed: (Sign exactly as name appears on the other side of this Note)

Signature Guarantee:	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

[Attach to Global Note only]

SCHEDULE OF INCREASES AND DECREASES IN GLOBAL NOTE

Zoetis Inc.

Floating Rate Senior Notes due 2021

The initial principal amount of this Global Note is $[●]. The following increases or decreases in this Global Note have been made:

Date	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Note Custodian

EXHIBIT B

Form of 3.250% Senior Notes due 2021

ZOETIS INC.

3.250% Senior Notes due 2021

PRINCIPAL AMOUNT

No. 1	$[●]

CUSIP: 98978VAQ6

ISIN: US98978VAQ68

Zoetis Inc., a Delaware corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $[●], or such greater or lesser amount set forth in the attached Schedule of Increases and Decreases in Global Note, on August 20, 2021 (the “Maturity Date”) (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest thereon from August 20, 2018 (the “Original Issue Date”) or from the most recent Interest Payment Date to which interest has been paid or duly provided for semi-annually at the rate of 3.250% per annum, on February 20 and August 20 (each such date, an “Interest Payment Date”), commencing February 20, 2019, until the principal hereof is paid or made available for payment.

Payment of Interest. The interest so payable, and punctually paid or made available for payment, by 10:00 a.m. New York time, on any Interest Payment Date, will, as provided in the Indenture (defined below), be paid, in immediately available funds, to the Person in whose name this Note (or one or more predecessor securities) is registered at the close of business on the fifteenth calendar day (whether or not a Business Day), as the case may be, preceding such Interest Payment Date (the “Regular Record Date”). Any such interest not punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, may be paid to the Person in whose name this Note (or one or more predecessor securities) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Place of Payment. Payment of principal, premium, if any, and interest on this Note will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest, premium, if any, and principal on this Note may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States of America.

Time of Payment. In any case where any Interest Payment Date, the Maturity Date or any date fixed for redemption or repayment of the Notes shall not be a Business Day, then (notwithstanding any other provision of the Indenture or this Note), payment of principal or interest, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, the Maturity Date or the date so fixed for redemption or repayment, and no interest shall accrue in respect of the delay.

General. This Note is one of a duly authorized issue of Securities of the Company, issued and to be issued in one or more series under an indenture (the “Base Indenture”), dated as of January 28, 2013, between the Company and Deutsche Bank Trust Company Americas (herein called the “Trustee,” which term includes any successor Trustee under the Indenture with respect to a series of which this Note is a part), as supplemented by a Fourth Supplemental Indenture thereto, dated as of August 20, 2018 (the “Fourth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company and the Trustee. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. In the case of any conflict between this Note and the Indenture, the provisions of the Indenture shall control. This Note is one of a duly authorized series of Securities designated as “3.250% Senior Notes due 2021” (collectively, the “Notes”), initially limited in aggregate principal amount to $300,000,000.

Further Issuance. The Company may from time to time, without the consent of the Holders of the Notes, issue additional Securities (the “Additional Securities”) of this series having the same ranking and the same interest rate, maturity and other terms as the Notes. Any Additional Securities of this series and the Notes will constitute a single series under the Indenture and all references to the Notes shall include the Additional Securities unless the context otherwise requires; provided that no Event of Default with respect to the Notes shall have occurred and be continuing; provided further that if any such Additional Securities are not fungible with the Notes for U.S. federal income tax purposes, such Additional Securities shall have a separate CUSIP number and shall not constitute a single series with such Notes.

Events of Default. If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

Sinking Fund. The Notes are not subject to any sinking fund.

Optional Redemption. The Notes will be redeemable at any time or from time to time, at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 days’ prior notice, on any date prior to their Maturity Date at a redemption price, calculated pursuant to the Indenture, which includes accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date. In the case of any partial redemption, selection of the Notes for redemption will be made by the Trustee in accordance with the applicable procedures of DTC, in the case of Notes represented by a global security, or by the Trustee by a method the Trustee deems to be fair and appropriate, in the case of Notes that are not represented by a global security. If any Note is to be redeemed in part only, the notice of redemption relating to such Note shall state the portion of the principal amount thereof to be redeemed; provided that the principal amount of any Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of this Note.

Repurchase upon a Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event with respect to the Notes, the Company shall be required to make an offer to repurchase the Notes on the terms set forth in the Indenture.

Restrictive Covenants. The Indenture contains certain covenants that, among other things, limit the ability of the Company and its Subsidiaries to create liens or the ability of the Company to consolidate, merge or sell, transfer or lease all or substantially all of its assets.

Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

Modification and Waivers; Obligations of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company, and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the outstanding Notes of each series affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding, on behalf of the Holders of all outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority in aggregate principal amount of the outstanding Securities of individual series to waive on behalf of all of the Holders of Securities of such individual series certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the currency, herein prescribed.

No Recourse Against Others. No director, officer, agent, employee, incorporator, stockholder, partner, member, or manager of the Company shall have any liability for any obligations of the Company under any Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

Limitation on Suits. As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 33% in principal amount of the outstanding Notes shall have made written request, and offered indemnity satisfactory to the Trustee, to the Trustee to institute such proceedings as Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the outstanding Notes a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Note on or after the respective due dates expressed herein.

Authorized Denominations. The Notes are issuable only in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Registration of Transfer or Exchange. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the register of the Notes maintained by the Security Registrar upon surrender of this Note for registration of transfer, at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations herein and therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes (except with respect to certain payments of Defaulted Interest), whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

ZOETIS INC., as the Company

By:
Name:
Title:

Attest:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture, as such is supplemented by the within-mentioned Fourth Supplemental Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:	Deutsche Bank National Trust Company

By:
Name:
Title:

Dated:

ASSIGNMENT FORM

I or we assign and transfer this Note to

(Print or type name, address and zip code of assignee or transferee)

(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint as agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:	Signed: (Sign exactly as name appears on the other side of this Note)

Signature Guarantee:	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

Dated:	Signed: (Sign exactly as name appears on the other side of this Note)

Signature Guarantee:	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

[Attach to Global Note only]

SCHEDULE OF INCREASES AND DECREASES IN GLOBAL NOTE

Zoetis Inc.

3.250% Senior Notes due 2021

The initial principal amount of this Global Note is $[•]. The following increases or decreases in this Global Note have been made:

Date	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Note Custodian

EXHIBIT C

Form of 3.900% Senior Notes due 2028

ZOETIS INC.

3.900% Senior Notes due 2028

PRINCIPAL AMOUNT

No. 1	$[●]

CUSIP: 98978VAN3

ISIN: US98978VAN38

Zoetis Inc., a Delaware corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $[●], or such greater or lesser amount set forth in the attached Schedule of Increases and Decreases in Global Note, on August 20, 2028 (the “Maturity Date”) (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest thereon from August 20, 2018 (the “Original Issue Date”) or from the most recent Interest Payment Date to which interest has been paid or duly provided for semi-annually at the rate of 3.900% per annum, on February 20 and August 20 (each such date, an “Interest Payment Date”), commencing February 20, 2019, until the principal hereof is paid or made available for payment.

Payment of Interest. The interest so payable, and punctually paid or made available for payment, by 10:00 a.m. New York time, on any Interest Payment Date, will, as provided in the Indenture (defined below), be paid, in immediately available funds, to the Person in whose name this Note (or one or more predecessor securities) is registered at the close of business on the fifteenth calendar day (whether or not a Business Day), as the case may be, preceding such Interest Payment Date (the “Regular Record Date”). Any such interest not punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, may be paid to the Person in whose name this Note (or one or more predecessor securities) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Place of Payment. Payment of principal, premium, if any, and interest on this Note will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest, premium, if any, and principal on this Note may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States of America.

Time of Payment. In any case where any Interest Payment Date, the Maturity Date or any date fixed for redemption or repayment of the Notes shall not be a Business Day, then (notwithstanding any other provision of the Indenture or this Note), payment of principal or interest, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, the Maturity Date or the date so fixed for redemption or repayment, and no interest shall accrue in respect of the delay.

General. This Note is one of a duly authorized issue of Securities of the Company, issued and to be issued in one or more series under an indenture (the “Base Indenture”), dated as of January 28, 2013, between the Company and Deutsche Bank Trust Company Americas (herein called the “Trustee,” which term includes any successor Trustee under the Indenture with respect to a series of which this Note is a part), as supplemented by a Fourth Supplemental Indenture thereto, dated as of August 20, 2018 (the “Fourth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company and the Trustee. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. In the case of any conflict between this Note and the Indenture, the provisions of the Indenture shall control. This Note is one of a duly authorized series of Securities designated as “3.900% Senior Notes due 2028” (collectively, the “Notes”), initially limited in aggregate principal amount to $500,000,000.

Further Issuance. The Company may from time to time, without the consent of the Holders of the Notes, issue additional Securities (the “Additional Securities”) of this series having the same ranking and the same interest rate, maturity and other terms as the Notes. Any Additional Securities of this series and the Notes will constitute a single series under the Indenture and all references to the Notes shall include the Additional Securities unless the context otherwise requires; provided that no Event of Default with respect to the Notes shall have occurred and be continuing; provided further that if any such Additional Securities are not fungible with the Notes for U.S. federal income tax purposes, such Additional Securities shall have a separate CUSIP number and shall not constitute a single series with such Notes.

Events of Default. If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

Sinking Fund. The Notes are not subject to any sinking fund.

Optional Redemption. The Notes will be redeemable at any time or from time to time, at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 days’ prior notice, on any date prior to their Maturity Date at a redemption price, calculated pursuant to the Indenture, which includes accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date. In the case of any partial redemption, selection of the Notes for redemption will be made by the Trustee in accordance with the applicable procedures of DTC, in the case of Notes represented by a global security, or by the Trustee by a method the Trustee deems to be fair and appropriate, in the case of Notes that are not represented by a global security. If any Note is to be redeemed in part only, the notice of redemption relating to such Note shall state the portion of the principal amount thereof to be redeemed; provided that the principal amount of any Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of this Note.

Repurchase upon a Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event with respect to the Notes, the Company shall be required to make an offer to repurchase the Notes on the terms set forth in the Indenture.

Restrictive Covenants. The Indenture contains certain covenants that, among other things, limit the ability of the Company and its Subsidiaries to create liens or the ability of the Company to consolidate, merge or sell, transfer or lease all or substantially all of its assets.

Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

Modification and Waivers; Obligations of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company, and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the outstanding Notes of each series affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding, on behalf of the Holders of all outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority in aggregate principal amount of the outstanding Securities of individual series to waive on behalf of all of the Holders of Securities of such individual series certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the currency, herein prescribed.

No Recourse Against Others. No director, officer, agent, employee, incorporator, stockholder, partner, member, or manager of the Company shall have any liability for any obligations of the Company under any Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

Limitation on Suits. As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 33% in principal amount of the outstanding Notes shall have made written request, and offered indemnity satisfactory to the Trustee, to the Trustee to institute such proceedings as Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the outstanding Notes a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Note on or after the respective due dates expressed herein.

Authorized Denominations. The Notes are issuable only in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Registration of Transfer or Exchange. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the register of the Notes maintained by the Security Registrar upon surrender of this Note for registration of transfer, at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations herein and therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes (except with respect to certain payments of Defaulted Interest), whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

ZOETIS INC., as the Company

By:
Name:
Title:

Attest:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture, as such is supplemented by the within-mentioned Fourth Supplemental Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:	Deutsche Bank National Trust Company

By:
Name:
Title:

Dated:

ASSIGNMENT FORM

I or we assign and transfer this Note to

(Print or type name, address and zip code of assignee or transferee)

(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint as agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:	Signed: (Sign exactly as name appears on the other side of this Note)

Signature Guarantee:	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

Dated:	Signed: (Sign exactly as name appears on the other side of this Note)

Signature Guarantee:	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

[Attach to Global Note only]

SCHEDULE OF INCREASES AND DECREASES IN GLOBAL NOTE

Zoetis Inc.

3.900% Senior Notes due 2028

The initial principal amount of this Global Note is $[●]. The following increases or decreases in this Global Note have been made:

Date	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Note Custodian

EXHIBIT D

Form of 4.450% Senior Notes due 2048

ZOETIS INC.

4.450% Senior Notes due 2048

PRINCIPAL AMOUNT

No. 1	$[●]

CUSIP: 98978VAP8

ISIN: US98978VAP85

Zoetis Inc., a Delaware corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $[●], or such greater or lesser amount set forth in the attached Schedule of Increases and Decreases in Global Note, on August 20, 2048 (the “Maturity Date”) (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest thereon from August 20, 2018 (the “Original Issue Date”) or from the most recent Interest Payment Date to which interest has been paid or duly provided for semi-annually at the rate of 4.450% per annum, on February 20 and August 20 (each such date, an “Interest Payment Date”), commencing February 20, 2019, until the principal hereof is paid or made available for payment.

Payment of Interest. The interest so payable, and punctually paid or made available for payment, by 10:00 a.m. New York time, on any Interest Payment Date, will, as provided in the Indenture (defined below), be paid, in immediately available funds, to the Person in whose name this Note (or one or more predecessor securities) is registered at the close of business on the fifteenth calendar day (whether or not a Business Day), as the case may be, preceding such Interest Payment Date (the “Regular Record Date”). Any such interest not punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, may be paid to the Person in whose name this Note (or one or more predecessor securities) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Place of Payment. Payment of principal, premium, if any, and interest on this Note will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest, premium, if any, and principal on this Note may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States of America.

Time of Payment. In any case where any Interest Payment Date, the Maturity Date or any date fixed for redemption or repayment of the Notes shall not be a Business Day, then (notwithstanding any other provision of the Indenture or this Note), payment of principal or interest, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, the Maturity Date or the date so fixed for redemption or repayment, and no interest shall accrue in respect of the delay.

General. This Note is one of a duly authorized issue of Securities of the Company, issued and to be issued in one or more series under an indenture (the “Base Indenture”), dated as of January 28, 2013, between the Company and Deutsche Bank Trust Company Americas (herein called the “Trustee,” which term includes any successor Trustee under the Indenture with respect to a series of which this Note is a part), as supplemented by a Fourth Supplemental Indenture thereto, dated as of August 20, 2018 (the “Fourth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company and the Trustee. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. In the case of any conflict between this Note and the Indenture, the provisions of the Indenture shall control. This Note is one of a duly authorized series of Securities designated as “4.450% Senior Notes due 2048” (collectively, the “Notes”), initially limited in aggregate principal amount to $400,000,000.

Further Issuance. The Company may from time to time, without the consent of the Holders of the Notes, issue additional Securities (the “Additional Securities”) of this series having the same ranking and the same interest rate, maturity and other terms as the Notes. Any Additional Securities of this series and the Notes will constitute a single series under the Indenture and all references to the Notes shall include the Additional Securities unless the context otherwise requires; provided that no Event of Default with respect to the Notes shall have occurred and be continuing; provided further that if any such Additional Securities are not fungible with the Notes for U.S. federal income tax purposes, such Additional Securities shall have a separate CUSIP number and shall not constitute a single series with such Notes.

Events of Default. If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

Sinking Fund. The Notes are not subject to any sinking fund.

Optional Redemption. The Notes will be redeemable at any time or from time to time, at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 days’ prior notice, on any date prior to their Maturity Date at a redemption price, calculated pursuant to the Indenture, which includes accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date. In the case of any partial redemption, selection of the Notes for redemption will be made by the Trustee in accordance with the applicable procedures of DTC, in the case of Notes represented by a global security, or by the Trustee by a method the Trustee deems to be fair and appropriate, in the case of Notes that are not represented by a global security. If any Note is to be redeemed in part only, the notice of redemption relating to such Note shall state the portion of the principal amount thereof to be redeemed; provided that the principal amount of any Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of this Note.

Repurchase upon a Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event with respect to the Notes, the Company shall be required to make an offer to repurchase the Notes on the terms set forth in the Indenture.

Restrictive Covenants. The Indenture contains certain covenants that, among other things, limit the ability of the Company and its Subsidiaries to create liens or the ability of the Company to consolidate, merge or sell, transfer or lease all or substantially all of its assets.

Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

Modification and Waivers; Obligations of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company, and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the outstanding Notes of each series affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding, on behalf of the Holders of all outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority in aggregate principal amount of the outstanding Securities of individual series to waive on behalf of all of the Holders of Securities of such individual series certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the currency, herein prescribed.

No Recourse Against Others. No director, officer, agent, employee, incorporator, stockholder, partner, member, or manager of the Company shall have any liability for any obligations of the Company under any Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

Limitation on Suits. As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 33% in principal amount of the outstanding Notes shall have made written request, and offered indemnity satisfactory to the Trustee, to the Trustee to institute such proceedings as Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the outstanding Notes a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Note on or after the respective due dates expressed herein.

Authorized Denominations. The Notes are issuable only in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Registration of Transfer or Exchange. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the register of the Notes maintained by the Security Registrar upon surrender of this Note for registration of transfer, at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations herein and therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes (except with respect to certain payments of Defaulted Interest), whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

ZOETIS INC., as the Company

By:
Name:
Title:

Attest:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture, as such is supplemented by the within-mentioned Fourth Supplemental Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:	Deutsche Bank National Trust Company

By:
Name:
Title:

Dated:

ASSIGNMENT FORM

I or we assign and transfer this Note to

(Print or type name, address and zip code of assignee or transferee)

(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint as agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:	Signed: (Sign exactly as name appears on the other side of this Note)

Signature Guarantee:	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

Dated:	Signed: (Sign exactly as name appears on the other side of this Note)

Signature Guarantee:	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

[Attach to Global Note only]

SCHEDULE OF INCREASES AND DECREASES IN GLOBAL NOTE

Zoetis Inc.

4.450% Senior Notes due 2048

The initial principal amount of this Global Note is $[●]. The following increases or decreases in this Global Note have been made:

Date	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Note Custodian

EXHIBIT E

DTC LEGEND

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

E-1